PRE MERGER WARRANTS	12 Months Ended
Sep. 30, 2014
Warrants and Rights Note Disclosure [Abstract]
PRE MERGER WARRANTS
10.	PRE MERGER WARRANTS

During the period from inception (March 6, 2006) through September 30, 2013, ABS had issued a total of 42 warrants, all of which were attached to various debt instruments and commitments issued by ABS. The warrants issued were convertible into shares of Series A Preferred Stock, $.01 par value at the conversion price equal to an aggregate amount ranging from 10% to up to 50% of the principal balance of the debt. Conversion of all warrants was contingent on ABS completing a Series A Preferred Equity Financing, defined as the sale of financing securities to a third party in which ABS receives gross proceeds from investors of at least $1,000,000, excluding the conversion of the notes. The warrants were cancelled in connection with the exchange of the debt for common shares pursuant to the Merger completed on June 26, 2013 described in Note 6.